UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2005

HOLLIS-EDEN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24672	13-3697002
(Commission File No.)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 400

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 587-9333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On May 31, 2005, Hollis-Eden Pharmaceuticals, Inc., a Delaware corporation (the “Company”), issued a press release announcing that on May 31, 2005, the Company filed with the U.S. Food and Drug Administration an Investigational New Drug application for its drug candidate NEUMUNE™ (HE2100). See Exhibit 99.1 for the text of the press release.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS.

99.1	Press release issued on May 31, 2005 by Hollis-Eden Pharmaceuticals, Inc.

2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLIS-EDEN PHARMACEUTICALS, INC.

Dated: May 31, 2005	By:	/s/ Eric J. Loumeau
Eric J. Loumeau
Vice President, General Counsel

3.

INDEX TO EXHIBITS

99.1	Press Release issued on May 31, 2005 by Hollis-Eden Pharmaceuticals, Inc.

4.